UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2025

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, Omnicom Group Inc., a New York corporation (“Omnicom”), entered into an Agreement and Plan of Merger (the “merger agreement”), dated as of December 8, 2024, with The Interpublic Group of Companies, Inc., a Delaware corporation (“IPG”), and EXT Subsidiary Inc., a Delaware corporation and a direct wholly owned subsidiary of Omnicom (“Merger Sub”). The merger agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into IPG (the “merger”), with IPG continuing as the surviving corporation in the merger and a wholly owned subsidiary of Omnicom. Each of Omnicom and IPG will hold a special meeting of stockholders on March 18, 2025 to consider certain proposals related to the merger agreement as further described in the joint proxy statement/prospectus, as included in a registration statement on Form S-4 first filed with the U.S. Securities and Exchange Commission on January 17, 2025 (File No.333-284358) (as amended, the “registration statement”). The merger is conditioned on, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

On March 12, 2025, Omnicom and IPG each received a request for additional information and documentary material (together, the “Second Request”) from the Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the merger.

A copy of a press release, dated March 13, 2025, announcing the Second Request is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, included in this report, including those that address activities, events or developments that Omnicom or IPG expects, believes or anticipates will or may occur in the future, are forward-looking statements. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “continue,” “could,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “potential,” “predict,” “project,” “would” or the negative thereof and similar expressions. No assurances can be given that the forward-looking statements contained in this report will occur as projected and actual results may differ materially from those included in this report. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those included in this report. These risks and uncertainties include, without limitation:

•	the ability to obtain the requisite Omnicom and/or IPG stockholder approvals;

•

the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger);

•	the risk that the expiration of the HSR waiting period may not occur as anticipated, affecting the timing of the merger;

•	the risk that an event, change or other circumstance could result in the termination of the merger;

•	the risk that a condition to closing of the merger may not be satisfied;

•	the risk of delays in completing the merger;

•	the risk that the merger may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code as intended;

•	the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected;

•	the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected;

•	the risk that any announcement or news coverage relating to the merger could have adverse effects on the market price of Omnicom common stock or IPG common stock;

•	the risk of litigation related to the merger;

•	the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect;

•	the risk that management’s time spent on the merger and integration may reduce their availability for ongoing business operations and opportunities;

•	the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger;

•	the dilution caused by Omnicom’s issuance of additional shares of its capital stock in connection with the merger;

•	adverse economic conditions or a deterioration or disruption in the credit markets;

•	the risk of losses on media purchases and production costs;

•	risks related to reductions in spending from Omnicom or IPG clients or a slowdown in payments by such clients;

•	risks related to each company’s ability to attract new clients and retain existing clients;

•	changes in client advertising, marketing, and corporate communications requirements;

•	risks related to the inability to manage potential conflicts of interest between or among clients of each company;

•	unanticipated changes related to competitive factors in the advertising, marketing, and corporate communications industries;

•	unanticipated changes related to, or an inability to hire and retain, key personnel at either company;

•	currency exchange rate fluctuations;

•	risks related to reliance on information technology systems and risks related to cybersecurity incidents;

•	risks and challenges presented by utilizing artificial intelligence technologies and related partnerships;

•	changes in legislation or governmental regulations;

•	risks associated with assumptions made in connection with critical accounting estimates and legal proceedings;

•	risks related to international operations, including currency repatriation restrictions, social or political conditions and regulatory environment;

•	risks related to environmental, social, and governance goals and initiatives; and

•	other risks inherent in Omnicom’s and IPG’s businesses.

All of the forward-looking statements Omnicom and IPG make in or in connection with this report are qualified by the information contained or incorporated by reference in the joint proxy statement/prospectus described below. For additional information, see the sections entitled “Risk Factors” and “Where You Can Find More Information” beginning on pages 32 and 197, respectively, of the joint proxy statement/prospectus.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Omnicom nor IPG undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This report is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, Omnicom and IPG first filed a joint proxy statement with the SEC on January 17, 2025, and Omnicom first filed with the SEC the registration statement on Form S-4 on January 17, 2025 that includes the joint proxy statement of Omnicom and IPG and a prospectus of Omnicom. Each of Omnicom and IPG may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Omnicom or IPG may file with the SEC. The definitive joint proxy statement/prospectus has been mailed to stockholders of Omnicom and IPG.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO

THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OMNICOM, IPG AND THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain free copies of the registration statement, joint proxy statement/prospectus and other documents containing important information about Omnicom, IPG and the proposed transaction, through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus and other documents filed with the SEC by Omnicom may be obtained free of charge on Omnicom’s website at https://investor.omnicomgroup.com/financials/sec-filings/default.aspx or, alternatively, by directing a request by mail to Omnicom’s Corporate Secretary at Omnicom Group Inc., 280 Park Avenue, New York, New York 10017. Copies of the registration statement, joint proxy statement/prospectus and other documents filed with the SEC by IPG may be obtained free of charge on IPG’s website at https://investors.interpublic.com/sec-filings/financial-reports or, alternatively, by directing a request by mail to IPG’s Corporate Secretary at The Interpublic Group of Companies, Inc., 909 Third Avenue, New York, NY 10022, Attention: SVP & Secretary.

PARTICIPANTS IN THE SOLICITATION

Omnicom, IPG and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Omnicom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Omnicom’s Annual Report on Form 10-K for the year ended December 31, 2024, including under the heading “Information About Our Executive Officers,” and proxy statement for Omnicom’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, including under the headings “Executive Compensation,” “Omnicom Board of Directors,” “Directors’ Compensation for Fiscal Year 2023” and “Stock Ownership Information.” To the extent holdings of Omnicom common stock by the directors and executive officers of Omnicom have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Forms 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Forms 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Forms 5”), subsequently filed by Omnicom’s directors and executive officers with the SEC. Information about the directors and executive officers of IPG, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in IPG’s Annual Report on Form 10-K for the year ended December 31, 2024, including under the heading “Executive Officers of the Registrant,” and proxy statement for IPG’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2024, including under the headings “Board Composition,” “Non-Management Director Compensation,” “Executive Compensation” and “Outstanding Shares and Ownership of Common Stock.” To the extent holdings of IPG common stock by the directors and executive officers of IPG have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4, or Forms 5, subsequently filed by IPG’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Omnicom or IPG using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 13, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.

By:	/s/ Louis F. Januzzi
Name:	Louis F. Januzzi
Title:	Senior Vice President, General Counsel and Secretary

Date: March 13, 2025

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